Exhibit 10.07

AMENDMENT NO. 3

TO

INVESTMENT SERVICES AGREEMENT

WHEREAS, MBIA Insurance Corporation and MBIA Capital Management Corp. (formerly known as MBIA Securities Corp.) have entered into an Investment Services Agreement (the “Agreement”); and

WHEREAS the parties adopted Amendment No. 1 to said Agreement on December 29, 1995; and

WHEREAS the parties adopted Amendment No. 2 to said Agreement on January 14, 1997; and

NOW THEREFORE, the Agreement is hereby amended as follows effective as of the date set forth below:

1.	Exhibit C of the Agreement is replaced in its entirety by the substitute Exhibit C attached hereto.

2.	All other provisions of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties have caused the signatures of their duly authorized officers to be hereto affixed this 10th day of September, 2001.

MBIA INSURANCE CORPORATION		MBIA CAPITAL MANAGEMENT CORP.

By:	/s/ Neil G. Budnick	By:	/s/ illegible
	Title: Chief Financial Officer		Title: President

EXHIBIT C

Schedule of Fees

Assets Under Management at Market Value ($ millions)	Management Fees Per Annum in Basis Points Times Assets under Management
All Assets	10.0 bp

Management fees shall be paid monthly, in arrears, based upon the average market value of the assets under management during such quarter.

“Market Value” shall be determined in accordance with Section 9 of this Agreement.

AMENDMENT NO. 4

TO

INVESTMENT SERVICES AGREEMENT

WHEREAS, MBIA Insurance Corporation and MBIA Capital Management Corp. have entered into an Investment Services Agreement (the “Agreement”), dated April 28, 1995, and

WHEREAS, the parties have agreed to amend said Agreement;

NOW, THEREFORE, the Agreement is hereby amended as follows, effective January 1, 2003:

1.	Exhibit C of the Agreement is replaced in its entirety by the substitute Exhibit C attached hereto.

2.	All other provisions of the Agreement shall remain the same.

IN WITNESS WHEREOF, the parties have caused the signatures of their duly authorized officers to be hereto affixed this 2nd day of January, 2003.

MBIA INSURANCE CORPORATION		MBIA CAPITAL MANAGEMENT CORP.

By:	/s/ Gary C. Dunton	By:	/s/ Clifford D. Corso
	Name: Gary C. Dunton Title: President and Chief Operating Officer		Name: Clifford D. Corso Title: President

EXHIBIT C

Schedule of Fees

Assets Under Management at Market Value ($ millions)	Management Fees Per Annum in Basis Points Times Assets under Management
All Assets	11.0 bp

Management fees shall be paid monthly, in arrears, based upon the average market value of the assets under management during such quarter.

“Market Value” shall be determined in accordance with Section 9 of this Agreement.